Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Trade and other receivables

16	Trade and other receivables

	2024 € '000s	2023 € '000s
Processor receivables	33,901	49,227
Trade receivables	22,957	41,369
Other receivables	8,409	10,239
Prepayments	68,524	53,780
	133,791	154,615
Processor receivables are balances due from Payment Service Providers ("PSPs"). The Group considers the majority of these PSPs as financial institutions that have high credibility in the market and strong payment profiles. During the year an amount of €1.0 million (2023: €5.9 million) was provided for and €5.4 million (2023: €6.5 million) was written off upon the exit from the Indian market on October 1, 2023. These amounts mainly relate to specific balances.
Management considers that the carrying amount of trade and other receivables approximates their fair value.